El Paso Electric Company 4th Quarter 2010 Earnings Conference Call 4th Quarter 2010 Earnings Conference Call February 22, 2011 February 22, 2011 Exhibit 99.02

El Paso Electric
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February 22, 2011 Investor Relations 2
Statements in this presentation, other than statements of historical information, are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the
“act”).  Such statements are intended to be made as of the date of this presentation, and the company does not undertake to update any such forward-looking statement.  Forward-looking statements involve known and unknown risks and other factors that may cause actual results to differ materially from those expressed in this presentation.  In connection with the safe-harbor provisions of the act, the company has set forth below a number of important risks and factors that could cause actual results to differ materially from forward-looking information.
Factors that could cause or contribute to such differences include, but are not limited to:
Increased prices for fuel and purchased power and the possibility that regulators may not permit El Paso
Electric (EE) to pass through all such increased costs to customers or to recover previously incurred fuel costs in rates
The ability to recover capital investments and operating costs through rates in Texas and New Mexico
Uncertainties and instability in the general economy and the resulting impact on EE’s sales and profitability
Unanticipated increased costs associated with scheduled and unscheduled outages
The size of our construction program and our ability to complete construction on budget and on time
The costs at Palo Verde (PV)
Deregulation and competition in the electric utility industry
Possible increased costs of compliance with environmental or other laws, regulations and policies
Possible income tax and interest payments as a result of audit adjustments proposed by the IRS
Uncertainties and instability in the financial markets and the resulting impact on EE’s ability to access the capital and credit markets
Other factors detailed by EE in its public filings with the Securities and Exchange Commission.  Please refer to EE’s 2009 Form 10K and other 1934 Act Filings
Safe Harbor Statement

El Paso Electric
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February 22, 2011 Investor Relations 3
Solid 4
th
quarter and strong YTD earnings results due to increased
retail kWh sales growth, improved economic conditions, favorable weather, and rate increases which were necessary to allow us to begin recovering capital investments we have made in the last several years to meet customer growth
– 2.0 percent increase in retail kWh sales in 4th quarter
– 4.4 percent increase in retail kWh sales in 2010
During the 4th quarter of 2010, EE repurchased approximately
134,000 shares at a total cost of $3.5mm
PV Unit 3 planned refueling/maintenance outage completed in 39 days
Highlights for the 4th Quarter 2010 –
David Stevens

El Paso Electric
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February 22, 2011 Investor Relations 4
EE stock was the best performing investor-owned utility stock in 2010 with a total return of 36 percent
Earnings per share increased by approximately 39 percent in 2010 when compared to 2009
EE satisfactorily settled the first Texas Rate Case in more than 15 years providing clarity for shareholders and removing regulatory uncertainty
EE implemented new rates in its New Mexico service territory
During 2010, EE repurchased approximately 1.5mm shares at a total cost of
$33.7mm, including commissions
EE issued $110 million of private placement senior notes at an average rate of 4.6 percent and with an average tenor of 8 years to finance nuclear fuel
On September 23, 2010, EE completed the refinancing of the $200 million revolving credit facility with a four-year term and an option to increase the size to $300 million
Significantly enhanced the level of available liquidity for the Company from $185mm at December 31, 2009 to $275mm at December 31, 2010
2010 Accomplishments - Financial

El Paso Electric
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February 22, 2011 Investor Relations 5
EE attained a record native system peak of 1,616 MW on August 23,
2010 and surpassed the 2009 native system peak of 1,571 MW set on July 15, 2009
EE and the IBEW Local 960 successfully negotiated a new 3-year agreement
EE completed the Customer Care & Billing System installation on time and under-budget
2010 Accomplishments - Operating

El Paso Electric
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February 22, 2011 Investor Relations 6
In 2010, PV produced more than 31 million MWh’s and attained a capacity factor of 90.4 percent
– All three PV units achieved 100 days of continuous run operation during the summer months of 2010
PV Unit 3 planned refueling/maintenance outage began on October
2, 2010 and was completed on November 10, 2010 (39 days)
PV Unit 2 planned refueling/maintenance outage scheduled for April
2011
NRC is currently reviewing the 20 year license extension application that was filed in December 2008
– Anticipate obtaining final approval in the 2
nd
Quarter of 2011
Palo Verde Update

El Paso Electric
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February 22, 2011 Investor Relations 7
Anticipate completion of Phase II of Newman 5 before summer 2011
– Project is on track and remains under-budget
Obtain regulatory approval in 2011 for 87MW aero derivative
peaking unit at the Rio Grande site; on-line date of 2013
No rate cases are anticipated for 2011 at this time in either Texas or
New Mexico
2011 Initiatives

El Paso Electric
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February 22, 2011 Investor Relations 8
4th Quarter 2010 (Basic) EPS - $0.18, compared to 4th Quarter
2009 (Basic) EPS of $0.18
YTD 2010 GAAP (Basic) EPS - $2.32 after extraordinary item
YTD 2010 GAAP (Basic) EPS - $2.08 before extraordinary item, compared to YTD 2009 (Basic) EPS of $1.50
4th Quarter and YTD 2010 Financial
Results – David Carpenter

El Paso Electric
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February 22, 2011 Investor Relations 9
Retail non-fuel base revenues increased by $5.2mm pre-tax or $0.08 per share due to new non-fuel base rates in NM and TX and a 2.0 percent increase in kWh sales as a result of an expanding customer base
AFUDC and capitalized interest increased by $3.0mm pre-tax or $0.06 per share in 2010 due to higher balances of construction work in progress
PV operations and maintenance costs declined by $3.5mm and contributed
$0.05 per share due to a reduction in maintenance costs and reduced property insurance and benefit expenses
Offsets to the above amounts include:
– Decreased investment and interest income due to realized gains on sales of investments in our PV decommissioning trust in 2009 ($0.04)
– Lower off-system sales margins due to increased sharing ($0.04)
– Higher revenue related and property taxes ($0.03)
– Higher depreciation expense, increased customer accounts and service, and decreased PV3 revenues due to the planned outage ($0.06)
4th Quarter 2010 Financial Results -
Key Drivers

El Paso Electric
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February 22, 2011 Investor Relations 10
Retail non-fuel base revenues increased $53.0mm pre-tax or $0.77 per share due to new rates in NM and TX and a 4.4 percent increase in kWh sales
AFUDC and capitalized interest increased by $3.7mm pre-tax or $0.07 per share due to higher balances of construction work in progress
PV operations and maintenance costs declined by $4.4mm or $0.06 per share due to decreased maintenance costs at units 2 & 3 during scheduled refueling outages
Deregulated PV3 revenues increased by $2.0mm pre-tax or $0.03 per share due to increased PV3 generation and higher proxy prices in 2010
Offsets to the above amounts include:
– Increased income tax expense due to the elimination of the Medicare Part D subsidy ($0.11)
– Higher depreciation expense due to higher plant balances ($0.09)
– Increased administrative and general expense primarily due to higher pension costs related to revised actuarial assumptions ($0.08)
– Lower retained off-system sales margins due to increased sharing ($0.08)
YTD 2010 Financial Results – Key
Drivers

El Paso Electric
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February 22, 2011 Investor Relations 11
MWh’s by Class – 4th Quarter & YTD
2010
MWh Sales by Class Q4
%
Change YTD
%
Change
Residential 550,164 5.0% 2,508,834 6.2%
C&I Small 533,313 1.6% 2,295,537 2.0%
C&I Large 260,860 -2.6% 1,087,413 6.2%
Other Public 362,167 1.9% 1,542,389 4.0%
Total Retail Sales  1,706,504 2.0% 7,434,173 4.4%
Heating Degree Days 795 -22.8% 2,273 6.0%
Cooling Degree Days 131 12.0% 2,738 -1.1%
Average Number of Retail Customers 375,317 1.6% 373,155 1.7%
Year-end Retail Customers 376,822 1.9% 376,822 1.9%

El Paso Electric R February 22, 2011 Investor Relations 12 2011 Earnings Guidance range of $2.00 to $2.40 per basic share 2011 Earnings Guidance

EE Actual and Estimated Costs
Avg. Estimated Cap Ex approx. $201mm a year
$250
$200
$150
$100
$50
$0
$170
$208
$227
$179
$220
2010
2011 Est
2012 Est
2013 Est
2014 Est
Production
Transmission
Distribution
General

El Paso Electric
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February 22, 2011 Investor Relations 13
Capital Expenditures
Primary additions to rate base
through 2014 include:
– Completion of generation plant
additions
– T&D construction necessary to meet
customer growth
Construction work in progress of
$285mm at December 31, 2010
Capital Expenditures are expected
to average approximately $209mm
annually through 2014
(1)  Does not include acquisition costs for nuclear fuel
(2)  Includes $289mm for new generating capacity of which $19mm is allocated for the completion of  Newman 5, $73mm for an 87 MW peaking unit at the Rio
Grande  Station, $174mm for a new 288 MW combined cycle unit, $11mm for anticipated renewable projects, and $12mm for other generation  projects

300
250
200
150
100
50
0
$34
$170
$204
$239
Share Buybacks
Cap Ex
Share Buybacks and Cap Ex
Cash from Operations

El Paso Electric
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February 22, 2011 Investor Relations 14
2010 Liquidity
Sufficient Cash Flow to Fund Capital Expenditures
Anticipate having adequate liquidity to fund capital expenditures through 2011 without having to access capital markets

El Paso Electric
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February 22, 2011 Investor Relations 15
During 2010, EE repurchased 1.5mm shares at a total cost of $33.7mm
During the 4th Quarter of 2010, EE repurchased approximately 134,000 shares at a total cost of $3.5mm
Since the beginning of the repurchase program in 1999, annual stock repurchases have averaged 3.55% of outstanding shares
Approximately 676,000 shares remain available for repurchase under current authorization
Criteria for share repurchases:
– Adequate liquidity to fund capital expenditures
– Appropriate equity ratio for financial and regulatory purposes
– Cash performance consistent with or better than planned
Share Repurchase Program

February 22, 2011 Investor Relations 16 Questions and Answers